Exhibit 77(q)(1)

                                    Exhibits

(e)(1) First Amendment dated July 29, 2003 to the Sub-Advisory Agreement dated March 1, 2002 between ING Investments, LLC and Aeltus Investment Management, Inc. filed herein.